UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 25, 2016

Everest Re Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15731	98-0365432

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Seon Place – 4th Floor 141 Front Street PO Box HM 845 Hamilton HM 19, Bermuda		Not Applicable

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 441-295-0006

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER ITEMS

On August 25, 2016, the registrant issued a news release announcing that it has finalized the sale of its U.S. crop managing general agent, Heartland Crop Insurance, Inc., to CGB Diversified Services, Inc. (CGB DS).  In conjunction with the sale, the registrant has entered into a strategic long term reinsurance relationship with CGB DS.

A copy of the news release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	Exhibit No.	Description
	99.1	News Release of the Registrant
Dated August 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST RE GROUP, LTD.

By:	/S/ KEITH T. SHOEMAKER
Keith T. Shoemaker
Comptroller
(Principal Accounting Officer)

Dated: August 25, 2016

EXHIBIT INDEX

Exhibit
Number	Description of Document	Page No.

99.1	News Release of the registrant,
	Dated August 25, 2016	5